                     PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                 PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT

               PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                 PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT

                        SUPPLEMENT DATED JANUARY 29, 2001
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2000
                                       FOR
                          PMLIC SURVIVOR OPTIONS ELITE
                         PMLIC SURVIVOR OPTIONS PREMIER
                         PLACA SURVIVOR OPTIONS PREMIER

This supplement describes certain changes to your variable life insurance policy issued by Provident Mutual Life Insurance Company or Providentmutual Life and Annuity Company of America.

SURVIVORSHIP ADDITIONAL INSURANCE BENEFIT RIDER

Effective January 29, 2001, you may obtain additional insurance protection by purchasing a Survivorship Additional Insurance Benefit rider ("SAIB rider"). The SAIB rider provides an additional death benefit payable to the beneficiary on the death of both insureds without increasing the policy's face amount.

The SAIB rider may be purchased at issue only, and may not be available in all states. You should consult your agent before buying an SAIB rider.

The additional death benefit provided by the SAIB rider varies depending on which death benefit you have selected under the policy.

         - If death benefit option A is in effect, the additional death benefit equals the policy's face amount plus the rider coverage amount less the policy's death benefit.

         - If death benefit option B is in effect, the additional death benefit equals the policy's face amount plus the rider coverage amount plus the policy account value less the policy's death benefit.

In addition, please note the following about the SAIB rider:

         - THE SAIB RIDER HAS A COST OF INSURANCE CHARGE THAT IS DEDUCTED FROM THE POLICY ACCOUNT VALUE AS PART OF THE MONTHLY DEDUCTION. Generally, the current cost of insurance rates for an SAIB rider are lower than the current cost of insurance rates on the policy's net amount at risk. The guaranteed cost of insurance rates under an SAIB rider are substantially the same as the guaranteed cost of insurance rates on the policy's net amount at risk.

         - The minimum guarantee premium (i.e., the amount necessary to guarantee the policy will not lapse during the first 5 policy years) will be higher if you elect the SAIB rider.

         - The SAIB rider may be canceled separately from the policy (i.e., the SAIB rider can be canceled without causing the policy to be canceled or to lapse). The SAIB rider will terminate on the earliest of: (1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the policy itself; or
           (3) the policy anniversary nearest attained age 100 of the younger insured.

         - If you change from death benefit option A to death benefit option B, we will first decrease the policy's face amount and then the rider coverage amount by the policy account value. See "Death Benefit -- Changing Death Benefit Options" in the Prospectus.

         - If death benefit option A is in effect and you make a partial withdrawal, we will first decrease the policy's face amount and then the rider coverage amount by the amount withdrawn (including the partial withdrawal fee). See "Surrenders and Partial Withdrawals - Partial Withdrawals" in the Prospectus.

         - The SAIB rider has no cash or loan value.

         - After the first policy year, and subject to certain conditions, you may decrease the rider coverage amount separately from the policy's face amount (and the policy's face amount may be changed without affecting the rider coverage amount). The amount of the decrease must be at least $25,000.

         - The SAIB rider has no surrender charge, additional surrender charge, or premium expense charge.

         - Because we impose no surrender charge for decreasing the rider coverage amount, such a decrease may be less expensive than a decrease of the same size in the face amount of the policy (if the face amount decrease would be subject to a surrender charge). However, continuing coverage on an increment of policy face amount may have a current cost of insurance charge that is higher than the same increment of coverage amount under the rider. You should consult your agent before deciding whether to decrease policy face amount or SAIB rider coverage amount.

         - To comply with the maximum premium limitations under the Internal Revenue Code of 1986, as amended, insurance coverage provided by an SAIB rider is treated as part of the policy's face amount. For a discussion of the tax status of the policy, see "Federal Tax Considerations" in the Prospectus.

                                      * * *

This supplement should be retained with the Prospectus for future reference.